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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2004

BROOKTROUT, INC.
(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS (State or Other Jurisdiction of Incorporation)	000-20698 (Commission File Number)	04-2814792 (IRS Employer Identification No.)
250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (781) 449-4100

Item 12. Results of Operations and Financial Condition.

        On April 5, 2004, we issued a press release updating guidance for the quarter ended March 31, 2004 and for the remainder of 2004. A copy of the press release concerning the foregoing preliminary results is furnished herewith as Exhibit 99.1 and is incorporated by reference.

        The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filings of the Brooktrout under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC. (Registrant)
Date: April 5, 2004	By:	/s/ ERIC R. GILER Eric R. Giler President (Chief Executive Officer)

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release* of Brooktrout, Inc. issued April 5, 2004, updating guidance for the quarter ended March 31, 2004 and for the remainder of 2004.

*
The press release is being furnished pursuant to Item 12, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX